                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 23, 2001

                        Pathnet Telecommunications, Inc.
                        --------------------------------
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
                                    --------
         (State or other jurisdiction of incorporation or organization)

            0-30155                                         52-2201331
            -------                                         ----------
     (Commission File No.)                                (I.R.S. Employer
                                                        Identification No.)

  11720 SUNRISE VALLEY DRIVE
          RESTON, VA                                          20191
  --------------------------                                  -----
(Address of principal executive offices)                   (Zip Code)

                                 (703) 390-1000
                                 --------------
              (Registrant's telephone number, including area code)

Item 5.   Other Events

     On  July  23,  2001,  Pathnet  Telecommunications,  Inc.and  Pathnet  Inc.,
debtors-in-possession,  in Chapter 11 cases No.  BK-01-12264,  and  BK-01-12265, respectively,  filed monthly operating reports for the month ended June 30, 2001 with the United States  Bankruptcy  Court for the Eastern  District of Virginia,
copies of which are filed herewith as exhibits 99.1 and 99.2, respectively.  The
Company  is  filing  this  Current  Report  on  Form  8-K,   together  with  the
aforementioned exhibits with the Securities and Exchange Commission.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c)       Exhibits:

99.1      Monthly Operating Report of Pathnet  Telecommunications,  Inc. for the
          month ended June 30, 2001.

99.2      Monthly  Operating Report of Pathnet Inc. for the month ended June 30,
          2001.

                                   SIGNATURES

     Pursuant to the  requirements  of the  Securities and Exchange Act of 1934, the  Registrant  has duly  caused  this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      PATHNET TELECOMMUNICATIONS, INC.

Dated: August 22, 2001                 By: /s/ James M.Craig
                                       -------------------------------
                                       Name:  James M.Craig
                                       Title: Chief Financial Officer

                                 EXHIBIT INDEX

                        PATHNET TELECOMMUNICATIONS, INC.

                           Current Report on Form 8-K

 EXHIBIT       DESCRIPTION
 NUMBER

  99.1         Monthly Operating Report of Pathnet Telecommunications,  Inc. for
               the month ended June 30, 2001.

  99.2         Monthly Operating Report of Pathnet Inc. for the month ended June
               30, 2001.